UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):     July 24, 2006


                            China Agro Sciences Corp.
             (Exact name of registrant as specified in its charter)


           Florida                    O-49687                  33-0961490
      (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)      File Number)           Identification No.)


                          100 Wall Street - 15th Floor
                               New York, NY 10005
               (Address of principal executive offices) (zip code)


                          (212) 232-0120 (Registrant's
                     telephone number, including area code)


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     On July 24, 2006, we received signed copies of an Investment Agreement with Dutchess Private Equities Fund, LP, a Delaware limited partnership. Pursuant to the terms of the agreement, Dutchess has committed to purchase up to $10,000,000 of our common stock over a three year period. The agreement provides that we may from time to time deliver a put notice to Dutchess, and Dutchess is obliged to purchase the dollar amount of common stock set forth in the notice. The maximum amount of each put shall be, at our election, either: (A) two hundred percent (200%) of the average daily volume (U.S. market only) of our common stock for the ten trading days prior to the applicable put notice date, multiplied by the average of the three daily closing bid prices immediately preceding the put date, or (B) $250,000. The purchase price shall be 94% of the lowest closing bid price during the five trading days following the put notice date.

     In connection with the agreement, we are required to file a registration statement with the Securities and Exchange Commission covering the shares of common stock to be purchased pursuant to the agreement.

Item 3.02   Unregistered Sale of Equity Securities

     On July 24, 2006, we received signed copies of an Investment Agreement with Dutchess Pivate Equities Fund, LP, a Delaware limited partnership, pursuant to which we agreed to issue up to $10,000,000 worth of our common stock upon the delivery of put notices to Dutchess. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the purchaser is an accredited investor.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c)      Exhibits.


EXHIBITS

 10.1 Investment Agreement with Dutchess Private Equities Fund, LP dated July 11, 2006

 10.2 Registration Rights Agreement with Dutchess Private Equities Fund, LP dated July 11, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 24, 2006             China Agro Sciences Corp.,
                                  a Florida corporation


                                  /s/ John Leo
                                  ----------------------------
                                  By: John Leo
                                  Its: Secretary


                                       3